UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Soliciting Material under § 240.14a-12

LIMITLESS X HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIMITLESS X HOLDINGS INC.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

MONDAY, DECEMBER 18, 2023

AT 1:00 P.M. PACIFIC TIME

December 1, 2023

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders of Limitless X Holdings Inc. on Monday, December 18, 2023 at 1:00 p.m. Pacific Time. The Annual Meeting will be completely virtual. You may attend the virtual meeting, vote your shares electronically during the Annual Meeting via webcast, and submit questions in advance by visiting https://agm.issuerdirect.com/vybe.

On or about December 1, 2023, we are mailing to our stockholders a paper copy of the proxy materials by mail, including our Annual Report for the fiscal year ended December 31, 2022, the Notice of 2023 Annual Meeting of Stockholders, the Proxy Statement, and proxy card.

The matters to be acted upon are described in the Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to virtually attend the Annual Meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the internet or by telephone, or you can also vote by mail by following the instructions on your proxy card. You can also vote at the Annual Meeting by attending the Annual Meeting virtually. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from your brokerage firm, bank, or other nominee to vote your shares.

Sincerely yours,

/s/ Jaspreet Mathur
Jaspreet Mathur
Chief Executive Officer

LIMITLESS X HOLDINGS INC.

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 18, 2023

TO OUR STOCKHOLDERS:

Our 2023 annual meeting of stockholders (the “Annual Meeting”) of Limitless X Holdings Inc. will be held on December 18, 2023, at 1:00 p.m. Pacific Time. The Annual Meeting will be completely virtual. You may attend the virtual meeting, vote your shares electronically during the Annual Meeting via webcast, and submit questions in advance by visiting https://agm.issuerdirect.com/vybe. At the Annual Meeting, our stockholders will be asked:

1.	To elect nine directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.	To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve and adopt the 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”);

4.	To approve, by non-binding “say-on-frequency” vote, how often to have or the timeline for the say-on-pay vote; and

5.	To approve, by non-binding “say-on-pay” vote, the compensation of our named executive officers.

We will also transact any other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors recommends a vote FOR each of the nine director nominees and FOR proposals 2, 3, 4, and 5 listed above. Stockholders of record at the close of business on November 22, 2023, are entitled to notice of, and to vote on, all matters at the Annual Meeting and any reconvened meeting following any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose relating to the Annual Meeting, during ordinary business hours at our principal offices located at 9454 Wilshire Blvd., #300, Beverly Hills, California 90212.

All stockholders are invited to virtually attend the Annual Meeting. You are urged to vote or submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Telephone and internet voting are available. For specific instructions on voting, please refer to the instructions in the proxy card. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them to vote your shares.

Our Annual Report on Form 10-K, Notice, and Proxy Statement are also available electronically at https://agm.issuerdirect.com/vybe.

By Order of the Board of Directors
December 1, 2023

/s/ Jaspreet Mathur
Jaspreet Mathur
Chief Executive Officer

LIMITLESS X HOLDINGS INC.

9454 Wilshire Blvd., #300

Beverly Hills, CA 90212

PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 18, 2023

GENERAL INFORMATION

The accompanying proxy is solicited by the Board of Directors of Limitless X Holdings Inc. (the “Board” or “Board of Directors”) to be voted at the 2023 Annual Meeting of Stockholders (the “Meeting” or “Annual Meeting”) to be held at 1:00 p.m. Pacific Time, and any adjournments or postponements thereof. The Annual Meeting will be completely virtual. You may attend the virtual meeting, vote your shares electronically during the Annual Meeting via webcast, and submit questions in advance by visiting https://agm.issuerdirect.com/vybe. This Proxy Statement and the accompanying proxy are being made available to our stockholders on or about December 1, 2023. References in this Proxy Statement to “the Company,” “we,” “Limitless,” “our,” and “us” are to Limitless X Holdings Inc.

Stockholders will receive copies of the proxy materials, including this Proxy Statement and our Annual Report for the fiscal year ended December 31, 2022 (the “Annual Report”). You may also access and review the proxy materials on the internet. The proxy materials provide instructions on how to cast your vote via the internet or by telephone.

Record Date

Holders of record of our shares of common stock, our only class of outstanding voting securities at the close of business on November 22, 2023 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 3,992,264 shares of our common stock were outstanding.

Quorum

The presence, in person or by proxy, of the holders of 33 1/3% of the outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes for and against, abstentions, and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

The Annual Meeting may be adjourned from time to time and at any reconvened meeting, action with respect to the matters specified in this notice may be taken without further notice to stockholders except as required by applicable law and our charter documents.

Stockholders of Record

You are a “stockholder of record” if your shares are registered directly in your name with our transfer agent, Mountain Share Transfer. As a stockholder of record, you have the right to grant your voting proxy directly to the proxies designated by us or to vote in person at the Annual Meeting. As of the Record Date, we had 815 holders of record.

Shares Held in Street Name

You are deemed to beneficially own your shares in “street name” if your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization. If this is the case, you will receive a separate voting instruction form with this Proxy Statement from such organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to virtually attend the Annual Meeting. If you hold your shares in street name and do not provide voting instructions to your broker, bank, trustee, or nominee, your shares will not be voted on any proposals on which such party does not have discretionary authority to vote (a “broker non-vote”), as further described below under the heading “Broker Non-Votes.”

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Please note that if your shares are held of record by a broker, bank, trustee, or nominee and you wish to vote at the Annual Meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

Broker Non-Votes

Broker non-votes are shares held in street name by brokers or nominees who are present in person or represented by proxy, but which are not voted on a particular matter because the brokers or nominees do not have discretionary authority with respect to that proposal and they have not received voting instructions from the beneficial owner. Under the rules that govern brokers, brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of our independent registered public accountants. The remaining proposals to be considered at the Annual Meeting are considered to be non-routine matters, including the election of directors, the adoption of the 2023 Equity Incentive Plan, the non-binding “say-on-frequency” vote on how often to have the “say-on-pay” vote, and the non-binding “say-on-pay” vote on the compensation of our named executive officers. As a result, if you do not provide your broker or nominee with voting instructions on these non-routine matters, your shares will not be voted on these proposals.

Voting Matters

Stockholders are entitled to cast one vote per share of common stock on each matter presented for consideration by the stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at our executive offices for a period of at least ten days preceding the day of the Annual Meeting.

There are five proposals scheduled to be voted on at the Annual Meeting:

1.	To elect nine directors to hold office until the next annual meeting and until their respective successors are elected and qualified;

2.	To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve and adopt the 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”);

4.	To approve, by non-binding “say-on-frequency” vote, how often to have or the timeline for the say-on-pay vote; and

5.	To approve, by non-binding “say-on-pay” vote, the compensation of our named executive officers.

Our Board of Directors recommends a vote FOR each of the nine director nominees and FOR proposals 2, 3, 4, and 5 listed above.

We will also transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof. We are currently unaware of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting for consideration and you are a stockholder of record and have submitted your proxy, the persons named in your proxy will have the discretion to vote on those matters for you.

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Required Vote

Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but may or may not have an effect on the outcome of a proposal. Assuming a quorum is present, either in person or by proxy, the following vote is required for the proposals scheduled to be voted on at the Annual Meeting:

Proposal	Votes Required	Effect of Votes Withheld, Abstentions, and Broker-Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the nominees received the highest number of FOR votes will be elected.	Votes withheld and broker non-votes will have no effect on the election.
Proposal 2: Ratification of Appointment of Independent Accounting Firm	Majority of votes present and entitled to vote	Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.
Proposal 3: Adoption of the 2023 Equity Incentive Plan	Majority of votes present and entitled to vote.	Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.
Proposal 4: Non-binding “say-on-frequency” Vote on how often to have the “say-on-pay” vote.	Majority of votes present and entitled to vote.	Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.
Proposal 5: Non-binding “say-on-pay” Vote on the Compensation of our Executive Officers	Majority of votes present and entitled to vote.	Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.

Voting Instructions

If you are a stockholder of record, you can vote in the following ways:

●	By Internet: By following the internet voting instructions on the proxy card at any time up until 11:59 p.m., Pacific Daylight Time, on December 17, 2023.

●	By Telephone: By following the telephone voting instructions on the proxy card at any time up until 11:59 p.m., Pacific Daylight Time, on December 17, 2023.

●	By Mail: You may vote by mail by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.

If your shares are held in street name, please follow the separate voting instructions you receive from your broker, bank, trustee, or other nominee.

Proxies

All shares represented by a proxy will be voted at the Annual Meeting, and where a stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder does not indicate a choice on the proxy card, the shares will be voted in favor of the election of each of the nominees for director contained in this Proxy Statement and in favor of each of the other proposals considered at the Annual Meeting.

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If your shares are held by a broker, bank, or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers (typically referred to as being held in “street name”), you will receive a separate voting instruction form with your proxy materials. Your broker may vote your shares on the proposal to ratify our independent auditors but will not be permitted to vote your shares with respect to the election of directors or on any of the other proposals unless you provide instructions as to how to vote your shares. Please note that if your shares are held of record by a broker, bank, or nominee and you wish to vote at the Annual Meeting, you will not be permitted to vote in person unless you first obtain a proxy issued in your name from the record holder.

Multiple Proxies

If you receive more than one set of proxy materials, it generally means you hold shares registered in multiple accounts. To ensure that all your shares are voted, please submit proxies or voting instructions for all of your shares.

Proxy Revocation Procedure

If you are a stockholder of record, you may revoke your proxy: (i) by written notice of revocation mailed to and received by our Secretary prior to the date of the Annual Meeting; (ii) voting again via the internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m. Pacific Time on December 17, 2023; (iii) by executing and delivering to the Secretary a proxy dated as of a later date than a previously executed and delivered proxy (provided, however, that such action must be taken prior to 11:59 p.m. Pacific Daylight Time on December 17, 2023); or (iv) by virtually attending the Annual Meeting and voting via the virtual meeting platform. Attendance at the Annual Meeting will not in and of itself revoke a proxy.

Solicitation Costs

We will bear the expenses of calling and holding the Annual Meeting and the solicitation of proxies therefor. This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees, and other like parties to beneficial owners of shares of common stock. We will pay reasonable expenses incurred in forwarding the proxy materials to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners. We may consider the engagement of a proxy solicitation firm. Our directors, officers, and employees may also solicit proxies by mail, telephone, and personal contact, but they will not receive any additional compensation for these activities.

Voting Results

We will announce preliminary voting results at the Annual Meeting. We will report final results in a Current Report on Form 8-K filed with the SEC.

GOVERNANCE OF OUR COMPANY

Overview

Our Board of Directors consists of nine directors. We currently have six independent directors. Our directors serve for one-year terms or until their successors are duly elected and qualified. There will be no cumulative voting in the election of directors. Consequently, at the annual meeting, the successors to each of our directors will be elected by a plurality of the votes cast at the meeting.

Set forth below are the names, ages, and positions of our directors and executive officers:

Name	Age	Position with the Company	Date Joined the Company
Jaspreet Mathur	37	Chief Executive Officer and Chairperson	May 20, 2022
Kenneth Haller	36	President and Director	May 20, 2022
Benjamin Chung	46	Chief Financial Officer	May 20, 2022
Danielle Young	35	Chief Operating Officer	May 20, 2022
Rob Cucher	46	VP of Legal Affairs	May 20, 2022
Bharat Raj Mathur	67	Director	May 20, 2022
Amanda Saccomanno	31	Director	May 20, 2022
Dov Konetz	40	Director	May 20, 2022
Dan Fleyshman	40	Director	October 3, 2022
Leon Anderson	36	Director	October 3, 2022
Michael Braun	38	Director	January 11, 2023
Hassan Iddrissu	45	Director	January 11, 2023

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Director Independence

While we are not required to do so, we adhere to the rules of NYSE American in determining whether a director is independent. The NYSE American listing standards generally define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has undertaken a review of the independence of each director and will review the independence of any new directors based on information provided by each director concerning his background, employment, and affiliations, in order to make a determination of independence. Our Board of Directors has determined that there are six independent directors nominated for our Board of Directors, as follows:

1.	Amanda Saccomanno
2.	Dov Konetz
3.	Dan Fleyshman
4.	Leon Anderson
5.	Michael Braun
6.	Hassan Iddrissu

Board Leadership Structure

The Board believes that the combined role of Chief Executive Officer and Chairperson is most suitable for our company because it promotes the development and execution of our strategy and facilitates the flow of information between management and the Board, which is essential to effective corporate governance. The Chief Executive Officer brings Company-specific experience and expertise, while the Company’s independent directors bring experience, oversight, and expertise from outside the Company and its industry. The Board believes the combined role of Chief Executive Officer and Chairperson, together with our independent directors, is in the best interest of stockholders because it provides the appropriate balance between independent oversight of management and development of strategy.

Role of our Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly. We plan to have supporting committees, including an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, which will then support the Board of Directors by addressing risks specific to its respective areas of oversight. Until such time as those committees are formed, the Board of Directors will manage the process.

Committees of our Board of Directors

Audit Committee

We have not formed an Audit Committee. Our Board of Directors performs the principal functions of an Audit Committee. We currently do not have an Audit Committee financial expert on our Board of Directors. We believe that an Audit Committee financial expert is not required because the cost of hiring an Audit Committee financial expert to act as one of our directors and to be a member of an Audit Committee outweighs the benefits of having an Audit Committee financial expert at this time.

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Compensation Committee and Nominating and Corporate Governance Committee

We have not formed a Compensation Committee or Nominating and Corporate Governance Committee. Our Board believes that the Company is currently at a size and scale where the responsibilities typically handled by separate committees can be effectively managed by the full Board. Our Board of Directors believes that the current structure allows for open communication, efficient decision making, and a comprehensive understanding of both compensation related matters and corporate governance issues.

As we do not have a Compensation Committee, our Board is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value, and rewards superior performance. The Board may award discretionary bonuses to each of the named executives, and review and approve the process and factors used by the Chief Executive Officer to recommend such awards. Additionally, the Board will review and approve the base salary, equity-incentive awards, and any other special or supplemental benefits of the named executive officers.

Meetings of the Board of Directors

During our last fiscal year, our Board of Directors held no meetings. All Board decisions were made by unanimous written consent.

Code of Business Conduct and Ethics

Our Board of Directors has not adopted a code of ethics with respect to our directors, officers, and employees. Our Board of Directors intends to adopt a Code of Business Conduct and Ethics in the near future.

Communications with the Board of Directors

The Board of Directors desires that the views of stockholders be heard by the Board, and that appropriate responses be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with the Board, the independent directors as a group, or any individual director, may send communications directly to us at Limitless X Holdings Inc., 9454 Wilshire Blvd., #300, Beverly Hills, California 90212, Attention: Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication is addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Securities Exchange Act of 1934, as amended (“Exchange Act”) Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

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EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes information regarding the compensation for fiscal years 2022 and 2021 for our named executive officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jaspreet Mathur, Chief Executive Officer(1)	2022	291,667	-	417	292,084
	2021	-	-	-	-
Kenneth Haller,	2022	145,833	-	5,624	151,457
President(2)	2021	-	-	-	-
Benjamin Chung,	2022	113,750	-	5,112	118,862
Chief Financial Officer(3)	2021	-	-	-	-
Danielle Young,	2022	91,000	-	667	91,667
Chief Operating Officer(4)	2021	-	-	-	-
Rob Cucher,	2022	116,667	-	7,924	124,591
VP of Legal Affairs(5)	2021	-	-	-	-
W. Edward Nichols,	2022	-	-	-	-
Former CEO and President(6)	2021	-	77,500	-	77,500
Darrell Avey,	2022	-	-	-	-
Former CFO and Vice President(7)	2021	-	-	17,500	17,500

1)	Mr. Mathur was appointed as CEO on May 20, 2022.
2)	Mr. Haller was appointed as President on May 20, 2022.
3)	Mr. Chung was appointed as CFO on May 20, 2022.
4)	Ms. Young was appointed as COO on May 20, 2022.
5)	Mr. Cucher was appointed VP of Legal Affairs on August 1, 2022
6)	Mr. Nichols resigned all of his officer and director positions on May 20, 2022. Mr. Nichols was issued 50,000 shares of common stock in exchange for his services in 2021, valued at $1.55 per share to Helion Holdings, LLC, an entity beneficially owned by Mr. Nichols.
7)	Mr. Avey resigned all of his officer and director positions on May 20, 2022. Represents consulting fees paid to Mr. Avey during the year 2021.

Executive Compensation

We believe that the primary goal of executive compensation is to align the interests of our executive officers with those of our stockholders in a way that allows us to attract and retain the best executive talent.

Annual Base Salary. Base salary is designed to compensate our named executive officers at a fixed level of compensation designed to serve as a retention tool throughout the executive’s career. In determining base salaries, our Board of Directors considers each executive’s role and responsibility, unique skills, future potential with us, salary levels for similar positions in our market, and internal pay equity.

Option Plan. We plan to offer option awards to executives and other employees, at the discretion of the Board of Directors, considering the executive’s role and other compensation.

Health/Welfare Plans. All of our full-time employees are eligible to participate in health and welfare plans, including medical, dental and vision benefits, maintained by the Company. The Company pays 100% of health and welfare plans for all executives and 50% of health and welfare plans for all full-time employees.

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PTO Plan. We offer paid-time off, which may be used for vacations, rest and relaxation and personal business, and sick days. The PTO varies amongst types of employees and is between two and three weeks.

Employment/Consulting Contracts, Termination of Employment, Change-in-Control Arrangements

We have not entered into employment agreements or other compensation agreements with our executive officers. All employee contracts are “at will.” There are no potential payments payable to the named executive officers upon termination of employment in connection with a change in control.

Pay Versus Performance

Pursuant to Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” (or “CAP”), as defined by SEC rules, to the Company’s principal executive officer (“PEO”) and non-PEO named executive officer (the “Non-PEO NEOs”) and certain aspects of the financial performance of the Company. The Board of Directors do not utilize CAP as the basis for making compensation decisions.

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments, as further described below.

The following table sets forth certain information regarding pay versus performance as of December 31, 2022.

Year (1)	Summary Compensation Table Total for PEO ($)(2)	Compensation Actually Paid to PEO ($)(3)	Summary Compensation Table Total for Non-PEO NEO ($)(2)	Compensation Actually Paid to Non-PEO NEO ($)(3)	Total Shareholder Return ($)(4)	Net Income (Loss) ($000)(5)
2022	$292,084	$292,084	$145,394	$145,394	$16	$(10,024,006)
2021	77,500	77,500	17,500	17,500	235	4,664

(1)	Edward Nichols served as PEO in 2021 and through May 20, 2022. Jaspreet Mathur was appointed as PEO on May 20, 2022 to present. However, Mr. Nichols was not paid any compensation in 2022 and therefore all PEO compensation listed in 2021 reflect compensation only paid to Mr. Nichols and all compensation listed in 2022 reflect compensation only paid to Mr. Mathur.

(2)	Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table (“SCT”) for the applicable years in the case of our PEOs and (ii) total compensation reported in the SCT for the applicable years for our Non-PEO NEO for the applicable years.

(3)	Amounts reported in these columns represent compensation actually paid; adjustments were made to the amounts reported in the SCT for the applicable year.

(4)	The values disclosed in this Total Shareholder Return column (“Our TSR”) represent the measurement period value (including reinvestment of dividends, if any) of an investment of $100 in our common stock as of the last day of our year 2022 (December 31, 2021), and then valued again (including reinvestment of dividends, if any) as of the last day of our year 2022 (December 31, 2022) for year 2022 and for year 2021 the last day of our year 2021 (December 31, 2021) and the last day of our year 2020 (December 31, 2020) (“Applicable Measurement Periods”).

(5)	The dollar amounts reported represent the amount of net income (loss) attributable to common stockholders reflected in our audited Consolidated Financial Statements included in our 2022 Annual Report on Form 10-K

A reconciliation of the adjustments for PEOs and for our Non-PEO NEOs is set forth in the following tables, which describes the adjustments, each of which is prescribed by the SEC rules, to calculate the CAP from SCT amounts. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table. There were no other equity awards (including stock options) granted to any persons in fiscal year 2022 and 2021.

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Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2022	$292,084	$-	$-	$292,084

2021	$77,500	$(77,500)	$-	$0

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	$145,394	$-	$-	$145,394
2021	$17,500	$-	$-	$17,500

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average Compensation Actually Paid to our non-PEO NEOs, and our Net Income (Loss) during the two most recently completed fiscal years.

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Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average Compensation Actually Paid to our non-PEO NEOs, and the Total Shareholder Return during the two most recently completed fiscal years.

Director Compensation

There was no compensation paid to any of our directors in 2022 and 2021.

Outstanding Equity Awards at Fiscal Year End

There were no equity awards held by any of our appointed executive officers and directors as of December 31, 2022.

2022 Stock Option Plan

Effective August 9, 2022, we adopted our 2022 Incentive and Nonstatutory Stock Option Plan (the “2022 Stock Option Plan”). Under the 2022 Stock Option Plan, the Board of Directors may grant options to purchase common stock to officers, employees, and other persons who provide services to us. A total of 833,333 shares of common stock is reserved for the 2022 Stock Option Plan. As of December 1, 2023, there have been no options granted under the 2022 Stock Option Plan.

2022 Restricted Stock Plan

Effective August 9, 2022, we adopted our 2022 Restricted Stock Plan (the “2022 Restricted Stock Plan”). Under the 2022 Restricted Stock Plan, the Board of Directors may grant restricted stock to officers, directors, and key employees. A total of 833,333 shares of common stock is reserved for the 2022 Stock Option Plan. As of December 1, 2023, there have been no shares of common stock granted under the 2022 Restricted Stock Plan.

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Limitation on Liability and Indemnification

We are a Delaware corporation. The Delaware General Corporation Laws (“DGCL”) provides that the certificate of incorporation of a Delaware corporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or our stockholders for monetary damages for breach of fiduciary duty as a director, except that any such provision may not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or our stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) acts specified in Section 78 (concerning unlawful distributions), or (iv) any transaction from which a director directly or indirectly derived an improper personal benefit. Our certificate of incorporation contains a provision eliminating the personal liability of directors to our company or our stockholders for monetary damages to the fullest extent provided by the DGCL.

The DGCL provides that a Delaware corporation must indemnify a person who was wholly successful, on the merits or otherwise, in defense of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal (a “Proceeding”), in which they were a party because they are or were a director, against reasonable expenses incurred by them in connection with the Proceeding, unless such indemnity is limited by the corporation’s certificate of incorporation. Our certificate of incorporation does not contain any such limitation.

The DGCL provides that a Delaware corporation may indemnify a person made a party to a Proceeding because the person is or was a director against any obligation incurred with respect to a Proceeding to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses incurred in the Proceeding if the person conducted themselves in good faith and the person reasonably believed, in the case of conduct in an official capacity with the corporation, that the person’s conduct was in the corporation’s best interests and, in all other cases, their conduct was at least not opposed to the corporation’s best interests and, with respect to any criminal proceedings, the person had no reasonable cause to believe that their conduct was unlawful. Our certificate of incorporation and Bylaws allow for such indemnification. A corporation may not indemnify a director in connection with any Proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or, in connection with any other Proceeding charging that the director derived an improper personal benefit, whether or not involving actions in an official capacity, in which Proceeding the director was judged liable on the basis that they derived an improper personal benefit. Any indemnification permitted in connection with a Proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with such Proceeding.

The DGCL, unless otherwise provided in the certificate of incorporation, a Delaware corporation may indemnify an officer, employee, fiduciary, or agent of the corporation to the same extent as a director and may indemnify such a person who is not a director to a greater extent, if not inconsistent with public policy and if provided for by our Bylaws, general or specific action of our Board of Directors or stockholders, or contract. Our certificate of incorporation provides for indemnification of our directors, officers, employees, fiduciaries, and agents to the full extent permitted by Delaware law.

Our certificate of incorporation also provide that we may purchase and maintain insurance on behalf of any person who is or was a director or officer of our company or who is or was serving at our request as a director, officer or agent of another enterprise against any liability asserted against them and incurred by them in any such capacity or arising out of their status as such, whether or not we would have the power to indemnify them against such liability.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Board Size and Structure

Our Board of Directors currently consists of nine directors. Our Bylaws provides that the number of directors on our Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by our Board of Directors. At each annual meeting, directors shall be elected by the stockholders for a term of one year. Each director shall serve until their successor is duly elected and qualified or until the director’s earlier death, resignation, or removal.

When considering whether directors have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Board of Directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Pursuant to our Bylaws, directors may be removed, only with cause and only by the affirmative vote of the holders of at least 75% of the shares then entitled to vote at a meeting of the stockholders called for that purpose.

Nominees for Election

The Board of Directors have nominated the persons listed below to stand for election at the Meeting.

If elected by the stockholders at the Meeting, each of the nominees will serve for a term expiring at the annual meeting to be held in 2024 (the “2024 Annual Meeting”) and the election and qualification of their successors or until their earlier death, resignation, or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board of Directors. Alternatively, the proxies, at the Board of Directors’ discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board of Directors has no reason to believe that any nominee will be unable to serve.

Nominees

We have included certain biographical information for the nominees for director, including their age, all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such nominee currently serves as a director or has served as a director during the past five years.

Name	Age	Position
Jaspreet Mathur	37	Chief Executive Officer and Chairperson
Kenneth Haller	36	President and Director
Bharat Raj Mathur	67	Director
Amanda Saccomanno	31	Director
Dov Konetz	40	Director
Dan Fleyshman	40	Director
Leon Anderson	36	Director
Michael Braun	38	Director
Hassan Iddrissu	45	Director

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Jaspreet Mathur. On May 20, 2022, Jaspreet Mathur became our Chairperson, Chief Executive Officer, and a member of our Board of Directors. In January 2011, Mr. Mathur launched Kore Fit Living, a chain of retail stores across Canada specializing in sales of vitamins and supplements, sports nutrition, athletic apparel and fitness/MMA training equipment. In 2013, he launched a web agency, Emblaze One, as a full-service interactive agency with global offices to accommodate a consumer market shift from brick and mortar to e-commerce. In November 2018, Mr. Mathur launched the Limitless brand, which manufactures and distributes health and wellness products and offers B2B services for brand development and digital marketing. In January 2022, he teamed up with Dr. Mehmet Oz and a nonprofit organization called HealthCorps to jumpstart health and wellness programs that are targeted to teens and young adults.

Kenneth Haller. Kenneth Haller became our President on May 20, 2022. From January 2021 until April 2022, he was Vice President of Payments at Ryvyl Inc. (Nasdaq: RVYL), a software company that designs and develops mobile applications for cash-free e-wallet payments. From May 2013 through May 2022, Mr. Haller was Managing Partner of SKY MIDS, a strategic merchant services company that focuses on high risk and international credit card processing. During this same period until 2021, he was Chief Executive Officer of ChargeSavvy, LLC, a table-side checkout POS system that streamlines information gathering and payment processing.

Bharat Raj Mathur. Bharat Raj Mathur joined our Board of Directors on May 20, 2022. Since July 2016, he has been a columnist and featured contributor at www.bizcatalyst360.com. From March 2014 to April 2016, he was chief operating officer at KORE Fit Living. From August 2004 through April 2016, Mr. Mathur was Vice President, Distribution Channel Management at Incredible Entertainment.

Amanda Saccomanno. Amanda Saccomanno joined our Board of Directors on May 20, 2022. Ms. Saccomanno is an American professional wrestler, television personality, and fitness and figure competitor. In 2015, Ms. Saccomanno gained major attention from World Wrestling Entertainment (WWE) after scoring second place in its Tough Enough reality show - a competition of contenders vying for a WWE wrestling contract. In May 2015, she signed with the WWE as a Sports Entertainer and starred in their E! Hit Reality Series, Total Divas. Since May 2017, Ms. Saccomanno has developed multiple health platforms and launched an iOS application called “Fit with Mandy.” In 2020, Ms. Saccomanno co-founded and continues to help market and develop a skin care line, with our CEO, Jaspreet Mathur, called Amarose.

Dov Konetz. For more than the past five years, Dov Konetz has been the Managing Director of DMK Capital, a company engaged in providing valuations in commercial real estate, intangibles, and movable assets. Since 2008, Mr. Konetz has served as a Director of Mount Sinai Hospital in Miami, Florida. Mr. Konetz also served on the Miami Beach Police Relations Committee from 2010 through 2012. Mr. Konetz is a valued supporter of The Dream Catcher Foundation, a non-profit that is dedicated to combating human trafficking.

Dan Fleyshman. Dan Fleyshman is the CIO and a director of Blockchain Consulting Group, Inc. He founded Elevator Studios in 2015 and is currently its CEO. From 2012 through 2015, he was the CEO of One Penny Ad Agency. Between 2010 and 2012, Mr. Fleyshman consulted for a casino in Nevada. He was the CEO of Victory Poker from 2009 through April 2010. From 1999 through 2009, he was the president of WYD, Inc. located in San Diego, California.

Leon Anderson. From 2002 through 2012, Mr. Anderson became a partner in a London based night club. Mr. Anderson went on to develop public relations and marketing services for major brand deals while in the U.K. for a number of celebrities. Mr. Anderson was recognized for a “first of its kind” buyout on a brand that had no previous history but secured a buyout by ASOS. Since September 2021, Mr. Anderson has continued to run his company, Due Diligence Apparel Ltd.

Michael Braun. Since 2010, Michael Braun has been the Director of Marketing and Sales of Westbank Pacific Realty Corp., a mixed-use real estate development company. Prior to Westbank, Mr. Braun worked for Rennie, a real estate marketing and sales firm in Vancouver. He graduated from the University of British Columbia in 2007 with a Science Major and Commerce Minor. Mr. Braun holds a real estate license in Vancouver, British Columbia.

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Hassan Iddrissu. Since 2014, Mr. Iddrissu has been the CFO of First Pinnacle Capital Group, Inc., a real estate company in West Los Angeles. Since 2003, Mr. Iddrissu has also been the co-Founder, Chairperson, and CEO of RoadStarr Motorsports, a market leader in the auto boutique with various entities across the luxury car industry including an exotic car rental company Starr Auto Rentals. Mr. Iddrissu is also an active mentor and motivational speaker for various inner-city youth, including the Los Angeles Sheriff Foundation. Mr. Iddrissu has his Bachelors of Business Administration from Loyola Marymount University.

Each nominee has consented to being named as a nominee in this proxy statement and has indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a director, prior to the voting, the proxy holders will refrain from voting for the unavailable nominee and will vote for a substitute nominee in the exercise of their best judgment, or the Board may determine to reduce the size of the Board to the number of nominees available.

Vote Required

You may vote in favor of any or all of the nominees or you may also withhold your vote as to any or all of the nominees. According to the Company’s Bylaws Section 2.13, nominations for the election of Directors may be made by (i) the Board of Directors or (ii) any stockholder entitled to vote in the election of Directors. When a quorum is present, the elections of directors are determined by a plurality of the votes cast by the stockholders entitled to vote at the election. “Plurality” means that the nominees receiving the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the meeting. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the Board are to be voted on this proposal, such shares will be voted in favor of the nominees. If you hold your shares in “street name” and you do not instruct your broker how to vote in the election of directors, a broker non-vote will occur and, no votes will be cast on your behalf. It is therefore critical that you cast your vote if you want it to count in the election of directors. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote although they will be considered present for the purpose of determining the presence of a quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES LISTED ABOVE (ITEM 1 ON THE PROXY CARD).

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PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF BF BORGERS CPA PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, our stockholders will be asked to ratify the appointment of BF Borgers CPA PC (“BF Borgers”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. BF Borgers has served as our auditor since 2022. Our Board of Directors is responsible for approving the engagement of BF Borgers as our independent registered public accounting firm for the year ending December 31, 2023. In the event our stockholders fail to ratify the appointment of BF Borgers, the Board will reconsider its selection. In addition, even if our stockholders ratify the selection, the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that a change would be in our best interests and the best interests of our stockholders.

During the two fiscal years ended December 31, 2022 and December 31, 2021, (i) there were no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) between us and BF Borgers on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of BF Borgers, would have caused BF Borgers to make reference to the subject matter of the disagreements in connection with the issuance of BF Borgers reports on the financial statements of such periods, and (ii) there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) other than as described above.

The Board meets with BF Borgers on a minimum of a quarterly basis throughout the year. At such times, the Board reviews the services performed by BF Borgers, as well as the fees charged for such services.

Fees Billed to the Company by its Independent Auditors During Fiscal Years 2022 and 2021

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the annual audit of our financial statements and review of financial statements included in our quarterly reports and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	the Fiscal Year Ended
	2022	2021
Audit Fees (1)	$71,000	$60,000
Total (2)	$71,000	$60,000

(1) Audit fees consists of fees billed for professional services rendered for the audit of our consolidated financial statements, the review of interim consolidated financial statements included in quarterly reports, services that are normally provided in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation.

(2) We did not incur any other fees for professional services rendered by our principal independent accountants for all other non-audit services which may include, but not limited to, tax related services, actuarial services or valuation services.

Our Board pre-approves all audit and permissible non-audit services on a case-by-case basis. These services may include audit services, audit-related services, tax services, and other services.

Interest of Certain Persons in Matters to be Acted Upon

There are no persons who have a direct or indirect substantial interest in the matter described under this proposal.

Vote Required and Board Recommendation

The ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires a majority of the votes cast, whether in person or represented by proxy, to vote for this proposal. Abstentions will be counted as present for purposes of determining the presence of a quorum but will have the same effect as a vote against this proposal.

Submission of the appointment to stockholder approval is not required. However, if our stockholders fail to ratify the appointment, the Board will reconsider whether to retain BF Borgers as our independent auditor or whether to consider the selection of a different firm. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent auditor at any time during the fiscal year ending December 31, 2023.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF BF BORGERS CPA PC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023 (ITEM 2 ON THE PROXY CARD).

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PROPOSAL THREE

APPROVAL AND ADOPTION OF THE 2023 EQUITY INCENTIVE PLAN

AND THE RESERVATION OF 10,000,000 SHARES OF COMMON STOCK FOR ISSUANCE

A summary of the 2023 Equity Incentive Plan (the “Equity Incentive Plan” or the “Plan”) is set forth below. The Company urges you to carefully review the text of the Equity Incentive Plan, as proposed, a copy of which is attached to this Proxy Statement as Annex A.

Summary of Equity Incentive Plan

The following description of the principal terms of the Equity Incentive Plan is a summary and is qualified in its entirety by the full text of the Equity Incentive Plan.

Plan Administration

The Equity Incentive Plan is administered by the Board of Directors or the Compensation Committee (when one is formed). The Board is authorized to construe and interpret the Equity Incentive Plan and to promulgate, amend, and rescind rules and regulations relating to the implementation, administration, and maintenance of the Plan. Each Participant receiving an award under the Plan will enter into an agreement with the Company that sets forth the restrictions, terms, and conditions of the award (the “Award Agreement”). The Board makes all determinations necessary or advisable for the Plan including (a) selecting the Participants, (b) making awards thereunder in such amounts and form as the Board may determine, (c) determining in good faith the fair market value of the stock subject to an Award, (d) correcting any defect or omission, or reconciling any inconsistency, in the Plan or any Award Agreement, and (e) making all other determinations necessary or advisable for the Plan’s administration.

Securities of the Company Subject to the Plan.

Subject to stockholder approval of this proposal, the Board has reserved 10,000,000 authorized but unissued shares of common stock for issuance under the Plan (with 5,000,000 of the reserved shares able to be issued as Incentive Stock Options). If any awards granted pursuant to the Plan expires, is unexercised or are forfeited, or terminated, the shares of common stock theretofore subject to such awards generally are again available for awards under the Plan.

Eligibility

All employees, executive officers, directors, and service providers of the Company, as well as any other key employees of the Company or any of its Affiliates whose participation the Board or Compensation Committee determines is in the best interest of the Company, are eligible to participate in the Plan.

Stock Options

An option to purchase shares of common stock granted under the Plan will either (a) qualify under Section 422 of the Code for treatment as an “incentive stock option” or (b) not qualify for treatment as an incentive stock option under Section 422 of the Code (a “nonqualified stock option”). For purposes of this proposal, the term “Option” refers to either an incentive stock option or a nonqualified stock option. An Option may be granted alone or in addition to any other award under the Plan and will be subject to a periodic vesting schedule. The exercise price of an Option will be determined at the time of grant subject to the following: (a) Any Option granted to a person who at the time the Option is granted owns ten 10% or more of the combined total voting power of the Company (“10% Holder”) shall have an exercise price of no less than 110% of the fair market value of the common stock as of the date of grant; (b) incentive stock options granted to a person who is not a 10% Holder shall have an exercise price of no less than 100% of the fair market value of the common stock as of the date of grant, and (c) Nonqualified stock granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option Price determined by the Board as of the date of grant.

The term of an Option is subject to the following: (a) it may not exceed ten years after the date of grant and (b) the term of any Option granted to an employee who owns 10% or more of the combined total voting power of the Company may not exceed five years.

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To the extent permissible by applicable law, the exercise price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Company, provided such tendered stock was not acquired directly or indirectly from the Company, or, if acquired from the Company, has been held by the participant for more than six months, (iii) by a cashless exercise transaction (as defined in the Plan), or (iv) such other form of legal consideration permitted by federal and state law as may be acceptable to the Board.

If a Participant’s status as an employee, director, or service provider is terminated for any reason, the Participant will have the right to exercise any vested Options at any time after such termination during the remaining term of the Option. The Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event a Participant’s termination was caused by permanent disability. The Option may be exercised only with respect to installments that the Participant could have exercised at the date of termination of employment. If a Participant dies while employed or engaged as a director or service provider by the Company or an Affiliate, the portion of such Participant’s Option which were exercisable at the date of death may be exercised by the estate of the decedent or by a person succeeding to the right to exercise such Option, at any time within the remaining term of the Option, but only to the extent, that the Participant could have exercised the Option as of the date of Participant’s death and provided that the Option has not previously been exercised by the Participant.

Restricted Stock

Awards under the Plan may be in the form of shares of common stock subject to certain restrictions imposed in accordance with the Plan (“Restricted Stock”). Restricted Stock is not transferable other than by will or laws of descent and distribution. The Board or Compensation Committee may also permit the transfer of Restricted Stock to members of the Participant’s immediate family or trusts or family partnerships.

The Board may grant Stock Awards and may in its discretion determine the Participants to receive such Stock Awards and the number of common stock underlying each Stock Award. The Board may also issue Performance Awards and set performance targets at its discretion which, depending on the extent to which they are met, will determine the number of Performance Awards that will be paid out to a Participant. The performance targets may be based upon Company-wide, divisional, and/or individual performance.

If a Participant’s membership on the Board or employment with or service to the Company is terminated for any reason other than death or disability prior to satisfaction of the restrictions applicable to the grant of Restricted Stock, such shares are forfeited unless any written agreement between the Participant and the Company or any of its Affiliates provides otherwise. In the event of death or disability, all unvested Stock Awards as of such date will be forfeited to the Company. For unvested or unearned Performance Awards, Awards with performance periods of greater than one year for which a Participant has completed a minimum of at least one year into a performance period will immediately become earned or vested as of such date and shall be paid out and/or settled based on the Company’s and/or Participant’s performance immediately prior to the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of their employment or membership on the Board related to disability on a pro-rated basis; all other unearned or unvested Performance Awards will be forfeited by the Participant.

Change in Control of the Company

Restricted Stock. Under the provisions of the Plan, if a “change in control” of the Company occurs, all unvested Restricted Stock granted under the Plan shall become fully vested immediately upon the occurrence of the change in control and such vested Restricted Stock shall be paid out or settled, as applicable, within 60 days upon the occurrence of the change in control. The Board or Compensation Committee in its discretion may upon a merger, consolidation, sale, or other disposition of all or substantially all of the assets of the Company, provide that the securities of another entity may be substituted for the shares of common stock and may make equitable adjustment in that regard.

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Options. For Options, if the Company is the surviving entity in any merger or consolidation, each outstanding Option will be equal to securities to which a holder of shares of common stock subject to the Option would have been entitled by reason of such merger or consolidation. However, where the Company is not the surviving entity, each outstanding Option will terminate on the effective date of such dissolution, liquidation, merger, or consolidation. Where the surviving entity does not tender to the Participant an offer to substitute for any unexercised Option, a stock option or capital stock of such surviving entity, which on an equitable basis provides the Participant with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Participant (but is not be obligated to do so) the right for a period commencing 30 days prior to and ending immediately prior to such dissolution or merger, or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options.

Suspension, Termination, and Amendment of the Plan

The Board may suspend, terminate, or amend the Plan at any time and from time to time in such respects as may be necessary, subject to the following limitations:

i.	Options. Except with the approval of the stockholders, The Board cannot revise or amend the Plan to (i) reprice Options or decrease the price at which Options may be granted, (ii) materially increase the benefits to Option holders, or (iii) change the class of persons eligible to receive Options under the Plan.

ii.	Restricted Stock. Without approval of the stockholders, the Board cannot revise or amend the Plan to (i) modify the requirements as to eligibility for awards of Restricted Stock; or (ii) otherwise materially amend the Plan as provided in the rules of any public trading market on which shares of common stock are then listed or quoted.

Other Considerations

Future issuances of shares of common stock pursuant to the Plan could have the effect of diluting the voting rights and could dilute equity and earnings per share of existing stockholders. In addition, the availability of additional shares of common stock for issuance upon exercise of options could discourage or make more difficult efforts to obtain control of the Company. However, the Board of Directors’ purpose in recommending this proposal is not as an anti-takeover measure.

The Board believes that share ownership is an important factor in attracting, retaining, and motivating experienced and qualified personnel for positions of substantial responsibility and in encouraging such personnel to devote their best efforts to the business and financial success of the Company.

The Board has unanimously authorized the establishment of the Equity Incentive Plan and the reservation of 10,000,000 shares of common stock for issuance thereunder and voted to recommend it to the Company’s stockholders. If approved by the stockholders, the Plan will become effective as of its adoption by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY’S STOCKHOLDERS VOTE “FOR” THE ESTABLISHMENT OF THE 2023 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 10,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

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PROPOSAL FOUR

ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES (SAY-ON-FREQUENCY)

We are providing our stockholders with the opportunity to cast an advisory Say-On-Frequency vote, as required pursuant to the Exchange Act. This vote is required to be held at least once every six years and gives our stockholders the opportunity to express a preference as to whether the Say-on-Pay vote will occur every one, two, or three years. Stockholders may vote for one of these options or may choose to abstain from voting on the matter. Based on many factors, including but not limited to those provided below, the Board of Directors has determined that a Say-on-Pay vote should occur every year.

The Board recognizes the importance of receiving regular input from our stockholders on important issues, such as our compensation policies and procedures. The Board believes it is appropriate for executive compensation to continue to be submitted to an advisory vote of stockholders on an annual basis. An annual advisory vote on our executive compensation will allow the Board to regularly receive updated input from stockholders on the compensation of our executive officers and on our executive compensation policies, practices, and procedures.

On the balance, however, the Board currently believes that an annual Say-on-Pay vote would best express its commitment to take steps to align the compensation of its executives with the interests of the Company’s stockholders. This approach could be modified in future years if it becomes apparent, for example, that an annual Say-on-Pay vote is not meaningful, is burdensome, or is not in line with best corporate governance practices.

This vote is an advisory vote and is therefore not binding on the Company or the Board. But the Board will review the voting results in making a decision as to the policy to be adopted by the Board on the frequency of future Say-on-Pay votes. The Board may decide that it is in the best interests of our stockholders to hold an advisory vote more or less frequently than the non-binding option that receives the most stockholder votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE OPTION OF EVERY YEAR AS THE FREQUENCY WITH WHICH STOCKHOLDERS WILL BE PROVIDED WITH THE OPPORTUNITY TO HOLD AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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PROPOSAL FIVE

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

We are providing our stockholders with the opportunity to cast an advisory Say-on-Pay vote. The Say-on-Pay vote is required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Although pursuant to the provisions of the Dodd-Frank Act, the Say-on-Pay vote is advisory and not binding on the Company or the Board of Directors. The Board will carefully review the outcome of the vote and take it into account when making decisions regarding the compensation of its named executive officers.

We believe that the Say-on-Pay vote represents an additional means by which we will obtain important feedback from our stockholders about executive compensation.

Stockholders are encouraged to read the Executive Compensation section of this Proxy Statement, which describes how we have compensated our named executive officers.

The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote. Since we believe that the executive compensation for the year ended December 31, 2022, is reasonable and appropriate, is justified by the performance of the Company, and is consistent with our compensation policies, we recommend that our stockholders vote to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

Although the Say-on-Pay vote is non-binding, the Board will carefully consider the outcome of the Say-on-Pay vote, as well as other communications from stockholders relating to our compensation practices, in future determinations concerning our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT IN PROPOSAL FIVE.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We had the following transactions with related parties during the last two fiscal years:

Sale of Class A Preferred Convertible Stock

Concurrently with the LimitlessX Acquisition, Jaspreet Mathur, our current Chief Executive Officer, purchased from Helion Holdings, LLC, a company beneficially owned by our former Chief Executive Officer, 500,000 shares of our Class A Preferred Convertible Stock for consideration of $400,000.

Royalty Payables

Limitless Performance Inc. (“LPI”), SMILZ INC. (“Smiles”), DIVATRIM INC. (“Divatrim”), and AMAROSE INC. (“Amarose,” and collectively with LPI, Smiles, and Divatrim, the “Licensors”) are all companies at least 50% owned by Jaspreet Mathur, our Chief Executive Officer. The other 50% of Amarose is owned by Amanda Saccomanno. On December 1, 2021, the Company entered into manufacturing and distributorship license agreements (each, a “License Agreement”) with each of the Licensors to distribute each of the Licensors’ respective products and for payments to such Licensor for its product designs and distribution rights. Pursuant to the License Agreements, and each of them, the Company agreed to pay to such Licensors royalty payments equal to 4.00% of gross sales, excluding returns, chargebacks, and other such allowances.

We started paying all earned royalties to the Licensors beginning on June 15, 2022. As of December 31, 2022, the royalty payable is in the amount of $1,114,403.

On October 1, 2023, the Company terminated each of the License Agreements; provided, however, that the Company maintained its license for NZT-48 with LPI.

Note Payables to Stockholder

On December 6, 2021, the Company entered into a Loan Authorization and Agreement for a loan of $50,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. As of September 30, 2023 and December 31, 2022, the principal balance was $50,000 and $50,000, respectively. Beginning on June 1, 2022, the loan required a payment of $4,303 per month, which included principal and interest with an interest rate of 6 % per annum. The total balance of principal and interest of $51,640 was due on May 1, 2023.

On February 11, 2022, the Company entered into a Loan Authorization and Agreement for a loan of $150,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. As of September 30, 2023 and December 31, 2022, the principal balance was $150,000 and $150,000, respectively. Beginning on June 1, 2022, the loan required a payment of $12,910 per month, which included principal and interest with an interest rate of 6% per annum. The total balance of principal and interest of $154,920 was due on May 1, 2023.

On May 8, 2022, the Company entered into a Loan Authorization and Agreement for a loan of $550,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. As of September 30, 2023 and December 31, 2022, the principal balance was $550,000 and $550,000, respectively. Beginning on June 1, 2022, the loan required a payment of $47,337 per month, which included principal and interest with an interest rate of 6% per annum. The total balance of principal and interest of $568,038 was due on May 1, 2023.

On May 16, 2022, the Company entered into a Loan Authorization and Agreement for a loan of $1,100,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. As of September 30, 2023 and December 31, 2022, the principal balance was $1,100,000 and $1,100,000, respectively. Interest began accruing at the rate of 8.5% per annum on June 17, 2022 and was due on May 16, 2023.

On May 18, 2022, the Company entered into a Loan Authorization and Agreement for a loan of $450,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. As of September 30, 2023 and December 31, 2022, the principal balance was $450,000 and $450,000, respectively. Interest began accruing at the rate of 8.5% per annum on June 19, 2022 and was due on May 18, 2023.

21

On June 1, 2022, the Company entered into a Loan Authorization and Agreement for a loan of $500,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. As of September 30, 2023 and December 31, 2022, the principal balance was $500,000 and $500,000, respectively. Beginning on August 1, 2022, the loan required a payment of $43,494 per month, which included principal and interest with an interest rate of 8% per annum. The total balance of principal and interest of $521,931 was due on July 1, 2023.

On June 30, 2022, the Company entered into a Loan Authorization and Agreement for a loan of $922,028 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. As of September 30, 2023 and December 31, 2022, the principal balance was $922,028 and $922,028, respectively. Beginning on August 1, 2022, the loan required a payment of $80,206 per month, which included principal and interest with an interest rate of 8% per annum. The total balance of principal and interest of $962,469 was due on August 1, 2023.

On August 25, 2022, the Company entered into a Loan Authorization Agreement for a loan of $290,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. The loan has an interest rate of 10% per annum and is due on demand. As of September 30, 2023 and December 31, 2022, the principal balance was $290,000 and $290,000, respectively.

On November 15, 2022, the Company entered into a Loan Authorization and Agreement for a loan of $450,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. The loan has an interest rate of 10% per annum and is due on demand. As of September 30, 2023 and December 31, 2022, the principal balance was $450,000 and $450,000, respectively.

On May 16, 2023, the Company entered into a Loan Authorization and Agreement for a loan of $150,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. The loan has an interest rate of 10% per annum and is due on demand. As of September 30, 2023, the principal balance was $150,000.

On May 18, 2023, the Company entered into a Loan Authorization and Agreement for a loan of $50,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. The loan has an interest rate of 10% per annum and is due on demand. As of September 30, 2023, the principal balance was $50,000.

On June 5, 2023, the Company entered into a Loan Authorization and Agreement for a loan of $150,000 from Mr. Mathur, the proceeds of which were to be used for working capital purposes. The loan has an interest rate of 10% per annum and is due on demand. As of September 30, 2023, the principal balance was $150,000.

On June 3, 2023, the Company entered into a Funding Commitment Agreement (the “Funding Commitment”) with Mr. Mathur, wherein he committed to provide up to $1,000,000 of working capital to the Company over the next six months. Mr. Mathur agreed to the Funding Commitment in exchange for a one year convertible promissory note for each drawdown amount advanced to the Company with an annual interest rate of 10% and a balloon payment of principal and interest due at maturity, unless Mr. Mathur elects to convert the outstanding principal and interest into Class B Preferred Stock of the Company at the conversion price of $1.50 per share; provided, however, Mr. Mathur may only covert each note within the term of the Funding Commitment, in the event of the occurrence of the earlier of a public offering of securities of the Company pursuant to a registration statement filed with the SEC and declared effective pursuant to the Securities Act of 1933, upon completion of which the Company has a class of stock registered under the Exchange Act and that stock is listed on a national stock exchange, or a liquidation, merger, acquisition, sale of voting control or sale of substantially all of the assets of the Company in which the stockholders of the Company do not own a majority of the outstanding shares of the surviving corporation. For the avoidance of doubt, a national stock exchange includes Nasdaq, NYSE, and NYSE American, but excludes any over-the-counter quotation systems or trading platforms. As of September 30, 2023, the balance of the Funding Commitment was $1,000,000.

Notes Payable to Related Parties

On April 1, 2022, Limitless X entered into a Loan Authorization and Agreement for a loan of $237,610 with Emblaze, the proceeds of which were to be used for working capital purposes. Beginning on September 1, 2022, the loan required a payment of $20,669 per month, which included principal and interest. The total balance of principal and interest of $248,032 was due on August 1, 2023. As of September 30, 2023 and December 31, 2022, the balance was $0 and $237,610, respectively.

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On June 1, 2023, the Company entered into an Agreement for Purchase and Sale of Stock with Emblaze, wherein the Company sold all 5,000 of its shares of common stock of its wholly owned subsidiary, Vybe Labs, to Emblaze as full payment and settlement of the loan for the principal amount of $237,610 owed by the Company to Emblaze.

On May 10, 2022, Mr. Mathur, loaned Prime Time Live, Inc. $12,500 in exchange for a promissory note that includes interest at the rate of 10% per annum on the unpaid principal balance, with all unpaid principal and interest due on or before May 10, 2023. Interest began accruing on May 10, 2022. As of September 30, 2023 and December 31, 2022, the principal balance was $12,500 and $12,500, respectively.

On May 10, 2022, Mr. Mathur, loaned Prime Time Live, Inc. $20,000 in exchange for a promissory note that included interest at the rate of 10% per annum on the unpaid principal balance with all unpaid principal and interest due on or before May 10, 2023. Interest began accruing on May 10, 2022. As of September 30, 2023 and December 31, 2022, the principal balance was $20,000 and $20,000, respectively.

On May 31, 2022, Mr. Mathur, loaned Prime Time Live, Inc. $5,000 in exchange for a promissory note that included interest at the rate of 10% per annum on the unpaid principal balance with all unpaid principal and interest due on or before May 31, 2023. Interest began accruing on May 31, 2022. As of September 30, 2023 and December 31, 2022, the principal balance was $5,000 and $5,000, respectively.

On May 31, 2022, Mr. Mathur, loaned Prime Time Live, Inc. $15,000 in exchange for a promissory note that included interest at the rate of 10% per annum on the unpaid principal balance with all unpaid principal and interest due on or before May 31, 2023. Interest began accruing on May 31, 2022. As of September 30, 2023 and December 31, 2022, the principal balance was $15,000 and $15,000, respectively.

On May 10, 2022, Mr. Mathur, loaned Prime Time Live, Inc. $15,000 in exchange for a promissory note that included interest at the rate of 10% per annum on the unpaid principal balance with all unpaid principal and interest due on or before May 10, 2023. Interest began accruing on May 10, 2022. As of September 30, 2023 and December 31, 2022, the principal balance was $15,000 and $15,000, respectively.

On December 31, 2022, the Company entered into a Loan Authorization and Agreement for a loan of $929,401 from Emblaze, the proceeds of which were to be used for working capital purposes. The loan had an interest rate of 8% per annum and was due on December 1, 2023. As of September 30, 2023 and December 31, 2022, the balance was $0 and $929,401, respectively.

On June 1, 2023, the Company entered into an Agreement for Purchase and Sale of Stock with Emblaze wherein the Company sold all 5,000 of its shares of common stock of Vybe Labs, as full payment and settlement of a debt in the in the principal amount of $929,401 owed by the Company to Emblaze.

Policies and Procedures for Transactions with Related Persons

All future related party transactions will be voted upon by the disinterested Board of Directors. The Audit Committee of the Board of Directors is responsible for evaluating each related party transaction and making a recommendation to the disinterested members of the Board of Directors as to whether the transaction at issue is fair, reasonable and within our policy and whether it should be ratified and approved. If there is no Audit Committee at such time, then the evaluation will also be done by the disinterested Board of Directors. The Board of Directors or the Audit Committee, as applicable, in making its recommendation, will consider various factors, including the benefit of the transaction to us, the terms of the transaction and whether they are at arm’s-length and in the ordinary course of our business, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. The Board of Directors or the Audit Committee will review, at least annually, a summary of our transactions with our directors and officers and with firms that employ our directors, as well as any other related person transactions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND RELATED STOCKHOLDER MATTERS

Equity Compensation Plan Information

There are 1,666,666 shares of common stock that may be issued under our equity compensation plans, divided evenly between our 2022 Equity Incentive Plan and our 2022 Restricted Stock Plan. We do not have any non-stockholder approved equity compensation plans.

As of December 1, 2023, we have not granted any awards under any of our equity compensation plans.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our common stock as of December 1, 2023:

●	each of our directors;

●	each of our named executive officers;

●	all of our directors and executive officers as a group; and

●	each person known by us to be the beneficial owner of 5% or more of our outstanding common stock.

Beneficial ownership is determined according to the rules of the SEC. Generally, it means that a person has beneficial ownership of a security if they possess sole or shared voting or investment power of that security and includes options, warrants, and other securities convertible or exercisable into shares of common stock, provided that such securities are currently exercisable or convertible or exercisable or convertible within 60 days of the date hereof. Each director or officer, as the case may be, has furnished us with information with respect to their beneficial ownership. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their securities.

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Name and Address (1)	Office	Shares Owned	Percent of Class (2)
Class A Preferred Stock

Jaspreet Mathur	Chief Executive Officer and Chairperson	500,000	100%

Common Stock

Jaspreet Mathur	Chief Executive Officer and Chairperson	2,632,334	66.19%

Bharat Raj Mathur	Director	141,334	3.55%

Kenneth Haller	President and Director	141,334	3.55%

Amanda Saccomanno	Director	106,000	2.67%

Benjamin Chung	Chief Financial Officer	35,334	*

Rob Cucher	VP of Legal Affairs	17,667	*

Danielle Young	Chief Operating Officer	-	-

Dov Konetz	Director	-	-

Dan Fleyshman	Director	-	-

Leon Anderson	Director	-	-

Michael Braun	Director	-	-

Hassan Iddrissu	Director	-	-

All executive officers and directors		3,074,003	77.29%

*Less than 1%.

1)	The mailing address of each of the officers and directors as set forth above is c/o Limitless X Holdings Inc., 9454 Wilshire Blvd., #300, Beverly Hills, California 90212.

2)	As of the date hereof, there were 3,976,998 shares of our common stock issued and outstanding and 500,000 shares of our Class A Preferred Stock issued and outstanding.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that our officers, directors, and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the SEC. Based solely on our review of the SEC’s EDGAR database, copies of such forms received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2022, there were no delinquencies.

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OTHER MATTERS

Our management is not aware of any matter to be acted upon at the Annual Meeting other than the matters described above. However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Stockholders interested in submitting a proposal for consideration at our 2024 Annual Meeting of Stockholders must do so by sending such proposal to our Secretary at Limitless X Holdings Inc., 9454 Wilshire Blvd., #300, Beverly Hills, California 90212 telephone (855) 413-7030. Under the SEC’s proxy rules (Rule 14a-8), in order for a stockholder proposal to be considered for inclusion in our proxy materials for the 2024 Annual Meeting in accordance with the SEC’s proxy rules, any such stockholder proposal must be received by our Secretary on or before May 18, 2024, and comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act, as well as the applicable requirements of our Bylaws. Any stockholder proposal received after May 18, 2024 will be considered untimely, and will not be included in our proxy materials. In addition, stockholders interested in submitting a proposal outside of Rule 14a-8 must properly submit such a proposal in accordance with our Bylaws.

Our Bylaws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. Pursuant to our Bylaws, the date after which notice to us of a stockholder proposal submitted outside the process of Rule 14a-8 is considered timely is as follows, provided that such notice meets the information and other requirements set forth in our Bylaws. Our Bylaws provide that a stockholder seeking to have a proposal included in our proxy materials must deliver written notice to the secretary at the principal executive offices of the company not later than the close of business on the 75th day nor earlier than the close of business on the 125th day prior to the first anniversary of the preceding year’s annual meeting, meaning that notice must be delivered between August 14, 2024, 2024 and October 3, 2024. In the event that the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary of this Annual Meeting, then such notice must be delivered to the secretary not later than the 75th day before the date of our 2024 Annual Meeting or the 15th day following the day on which the public announcement of the date of the 2024 Annual Meeting is made by the company.

If a stockholder that has notified us of its intention to present a proposal at the 2024 Annual Meeting does not appear or send a qualified representative to present their proposal at the 2024 Annual Meeting, we need not present the proposal at our 2024 Annual Meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

We have adopted “householding,” a procedure approved by the SEC under which stockholders who share an address will receive a single copy of the Annual Meeting materials. This procedure reduces printing costs and mailing fees, while also reducing the environmental impact of the distribution of documents related to the Annual Meeting. If you reside at the same address as another Limitless X Holdings Inc. stockholder and wish to receive a separate copy of the Annual Meeting materials, you may do so by making a written or oral request to: Attn: Secretary, Limitless X Holdings Inc., 9454 Wilshire Blvd., #300, Beverly Hills, California 90212, telephone (855) 413-7030. Upon your request, we will promptly deliver a separate copy to you. The Proxy Statement and our Annual Report are also available at https://agm.issuerdirect.com/vybe.

Some brokers household proxy materials, delivering a single Proxy Statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement or notice, please notify your broker directly. Any stockholders who share the same address and currently receive multiple copies of the Annual Meeting materials who wish to receive only one copy in the future may contact their bank, broker, or other holder of record, or us at the contact information listed above, to request information about householding.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jaspreet Mathur
December 1, 2023	Jaspreet Mathur
Chief Executive Officer

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ANNEX A

LIMITLESS X HOLDINGS INC.

EQUITY INCENTIVE PLAN

ARTICLE I

GENERAL PROVISIONS

1.1 Purpose of Plan. This Equity Incentive Plan is intended to further the growth and financial success of the Company by providing additional incentives to selected employees, directors, and Service Providers, as well as incentives which will attract, retain, motivate, and reward executive officers, non-employee directors, and other key employees to the Company or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and 424(f) of the Code (such parent corporations and subsidiary corporations hereinafter collectively referred to as “Affiliates”) so that such employees, directors, and Service Providers may acquire or increase their proprietary interest in the Company.

1.2 Awards. Awards under the Plan may be made to Participants in the form of (i) Incentive Stock Options; (ii) Nonqualified Stock Options; and (iii) Restricted Stock.

1.3 Effective Date. The Plan shall be effective on January 1, 2024 (the “Effective Date”). Any Awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Plan Administrator at the time of grant). Shareholder approval of the Plan shall be sought to be obtained no later than 12 months from the Effective Date.

1.4 Number of Shares Available Under the Plan. The total number of shares of Common Stock that may be granted under the Plan (including the number of shares of Common Stock which may be purchased through the exercise of Options under this Plan) shall not exceed 10,000,000, subject to adjustments as provided in Article VI of the Plan. Subject to adjustments as provided in Article VI of the Plan, the maximum number of shares of Common Stock that may be covered by Options that are designated as Incentive Stock Options within the meaning of section 422 of the Code shall not exceed 5,000,000 shares of Common Stock, provided that such shares shall be available to but not exclusively for Incentive Stock Options. If any Award shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for the grant of Awards with respect thereto under this Plan as though no Award had been granted with respect to such shares.

1.5 Reservation of Shares. The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Options under the Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

ARTICLE II

DEFINITIONS

2.1 “10% Holder” means a person who at the time an Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of value of all classes of stock of the Company, or of any Affiliate.

2.2 “Act” means the Securities Act of 1933, as amended.

2.3 “Affiliate” shall have the meaning set forth in Section 1.1 of the Plan.

2.4 “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, an Option or Restricted Stock, or any combination of the foregoing.

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2.5 “Board” means the Board of Directors of the Company.

2.6 “Cashless Exercise Transaction” means the exercise of an Option for vested shares, through a special sale and remittance procedure pursuant to which a Participant shall concurrently provide irrevocable instructions (a) to a Company-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Option Price payable for the purchased shares plus all applicable federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise; and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

2.7 “Code” means the Internal Revenue Code of 1986, as amended.

2.8 “Company” means Limitless X Holdings Inc., a Delaware corporation.

2.9 “Change in Control” means (i) if there is an employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect (for the avoidance of doubt, any Change of Control Agreement between the Participant and the Company shall not be considered an employment agreement, offer letter, or director agreement for the purposes of this Plan), “Change in Control” shall have the same definition as the definition of “Change in Control” contained in such employment agreement, at will offer letter, or director agreement; or (ii) if “Change in Control” is not defined in or if there is no such employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect, “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (a) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b) and (c) of subsection (b) of this Section 2.9; or

(b) Consummation of a reorganization, merger, consolidation, or sale, or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (b) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination; and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

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(c) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

In the context of this Plan, the occurrence of a Public Offering shall not be construed as constituting a Change in Control event with regard to the Plan.

2.10 “Common Stock” means the common stock of the Company and any other common equity securities of the Company (whether voting or non-voting).

2.11 “Committee” means the compensation committee of the Board, when and if enacted.

2.12 “Days” means calendar days and the phrase “business days” refers to all days other than Saturdays, Sundays, and legal holidays defined by the Code, or, if not defined by the Code, as defined by the State of Delaware.

2.13 “Disability” means (i) if there is an employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect (for the avoidance of doubt, any Change of Control Agreement between the Participant and the Company shall not be considered an employment agreement, offer letter, or director agreement for the purposes of this Plan), “Disability” shall have the same definition as the definition of “Disability” contained in such employment agreement, at will offer letter, or director agreement; or (ii) if “Disability” is not defined in such employment agreement, at will offer letter, or director agreement or if there is no employment agreement, at will offer letter, or director agreement between the Participant and the Company or any of its Affiliates in effect, “Disability” shall mean the following, as may be further modified or supplemented by the Plan Administrator in its sole discretion: As a result of the Participant’s physical or mental illness, the Participant is absent from the Participant’s duties with the Company on a full-time basis for three consecutive months, and within 30 days after written Notice of Termination is given, the Participant does not return to the full-time performance of the Participant’s duties.

2.14 “Effective Date” shall have the meaning set forth in Section 1.3 of the Plan.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16 “Exercise Date” means the date of the exercise of an Option, including payment and execution of all required documents.

2.17 “Fair Market Value” shall mean, as of any given date, the closing price of a share of Common Stock on such public trading market on which shares of Common Stock are listed or quoted on that date. If there is no regular public trading market for shares of Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Plan Administrator in good faith. In each case, the Fair Market Value shall be determined without regard to whether shares of Common Stock are restricted or represent a minority interest.

2.18 “Incentive” means the Incentive Stock Option, the Nonqualified Stock Option, and Restricted Stock.

2.19 “Incentive Stock Option” means an Option granted under Article IV of the Plan, and as defined in Section 422 of the Code.

2.20 “IRS” means the Internal Revenue Service.

2.21 “Nonqualified Stock Option” means an Option granted under Article IV of the Plan.

2.22 “Notice of Termination” means a written notice from the Company which indicates that the Participant has been determined to have a Disability and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for such determination.

2.23 “Option” means Incentive Stock Option as defined in Section 422A of the Code and any regulations promulgated under said Section, or Nonqualified Stock Options at the discretion of the Board and as reflected in the respective written stock option agreements granted pursuant to Article IV of the Plan.

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2.24 “Option Price” means the price to purchase the underlying shares or securities under an Option determined in accordance with Section 4.3 (b) of the Plan.

2.25 “Options Stock” shall have the meaning set forth in Section 4.2.1 of the Plan.

2.26 “Participant” means persons who are eligible to receive Options as provided in Article IV of the Plan or persons who are eligible to receive Restricted Stock as provided in Article V of the Plan, and to whom an Award has been granted and has entered into an Agreement evidencing the Award.

2.27 “Performance Award” means an Award of shares granted in accordance with Section 5.5.

2.28 “Performance Based Award” means certain Awards granted under the Plan which are granted in a manner such that the Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code.

2.29 “Plan” means this Limitless X Holdings Inc. Equity Incentive Plan, as amended from time to time.

2.30 “Plan Administrator” means the Board or the Committee if and when one is formed such that when the Committee is formed, it shall be the primary administrator of the Plan.

2.31 “Public Offering” means an offering of securities of the Company pursuant to a registration statement filed with the United States Securities and Exchange Commission and declared effective under the Act.

2.32 “Restricted Stock” means an Award under Article V of the Plan, which stock is issued with the restriction that the holder may not sell, transfer, pledge, or assign such stock and with such other restrictions as the Plan Administrator, in its discretion, may impose (including, without limitation, any restriction on the right to vote such stock and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Plan Administrator may deem appropriate.

2.33 “Service Provider” shall have the meaning set forth in Section 4.1.1 of the Plan.

2.34 “Stock Award” means an Award of shares granted in accordance with Section 5.4.

2.35 “W-2 Employees” means persons who are classified as employees of the Company for tax and employment purposes and receive a W-2 tax form at the end of the calendar year.

ARTICLE III

ADMINISTRATION

3.1 Administration. The Plan shall be administered by the Plan Administrator. If the Plan Administrator is a Committee, such Committee must have no fewer than two members, all of whom are members of the Board and all of whom are non-employee directors, as contemplated by Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”).

3.2 General Powers of the Plan Administrator. Subject to the provisions of the Plan, the Plan Administrator shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422A of the Code or Nonqualified Stock Options; (b) grant Restricted Stock; (c) determine in good faith the Fair Market Value of the stock; (d) determine which eligible persons shall be granted Awards and the number of shares to be covered thereby and the term thereof; (e) construe and interpret the Plan; (f) promulgate, amend, and rescind rules and regulations relating to Plan administration, and correct defects, omissions, and inconsistencies in the Plan or any Award; (g) consistent with the Plan and with the consent of the recipient, as appropriate, amend any outstanding Incentive or amend the exercise date or dates thereof; (h) determine the duration and purpose of leaves of absence which may be granted to Award holders without constituting termination of their employment for the purpose of the Plan; and (i) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Plan Administrator of any provisions of the Plan or of any Award shall be conclusive and final.

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3.3 Power to Delegate. The Plan Administrator may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, in the event the Committee is formed and becomes the primary administrator of the Plan, the independent members of the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee or the Plan Administrator shall be deemed to refer, as appropriate, to the agent of the Committee or the Board. The selection of members of the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.3 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, except to the extent that the Board determines that such compliance is not necessary or desirable. The Plan Administrator may employ such legal or other counsel, consultants, and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant, or agent. Expenses incurred by the Plan Administrator in the engagement of such counsel, consultant, or agent shall be paid by the Company or any of its Affiliates whose employees have benefited from the Plan, as determined by the Plan Administrator.

3.4 No Liability for Actions as Plan Administrator. No member of the Board or the Committee and no agent of the Committee who is an employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving their bad faith, gross negligence, or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board or the Committee and any agent of the Board or the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence, or willful misconduct.

ARTICLE IV

INCENTIVE AND NONQUALIFIED STOCK OPTIONS

4.1 Eligibility

4.1.1 General. Subject to Sections 4.1.2 and 4.1.3 of the Plan, the persons who shall be eligible to receive Options shall be employees, directors, or Service Providers of the Company or any of its Affiliates. The term “Service Provider” shall mean any person who is engaged by the Company to render services whether or not compensated for such services.

4.1.2 Incentive Stock Options. Incentive Stock Options may only be issued to W-2 Employees of the Company or its Affiliates. Incentive Stock Options may be granted to officers, whether or not they are directors, but a director shall not be granted an Incentive Stock Option unless such director is also an employee of the Company. Payment of a director fee shall not be sufficient to constitute employment by the Company. A Participant may hold more than one Option. The Company shall not grant an Incentive Stock Option under the Plan to any employee if such grant would result in such employee holding the right to exercise for the first time in any one calendar year, all options granted to such employee under the Plan or any other stock option plan maintained by the Company or any Affiliate, with respect to shares of stock having an aggregate Fair Market Value, determined as of the date the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the stock subject to such Option, the excess portion of such Option shall be considered a Nonqualified Stock Option. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonqualified Stock Option.

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4.1.3 Nonqualified Stock Option. The provisions of the foregoing Section 4.1.2 shall not apply to any option designated as a “Nonqualified Stock Option” or which sets forth the intention of the parties that the Option be a Nonqualified Stock Option. Nonqualified Stock Options may only be issued to non-employee directors and Service Providers of the Company or its Affiliates.

4.2 Stock

4.2.1 General. The stock subject to Options shall be the shares of the Company’s authorized but unissued or reacquired Common Stock (the “Options Stock”).

4.3 Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Participants, in such form and substance as the Plan Administrator shall from time to time approve. Such agreements need not be identical, and in each case may include such provisions as the Plan Administrator may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a) Number of Shares. Each Option shall state the number of shares to which it pertains.

(b) Option Price. Each Option shall state the Option Price, which shall be determined as follows:

i. Any Option granted to a 10% Holder shall have an Option Price of no less than 110% of the Fair Market Value of the Common Stock as of the date of grant;

ii. Incentive Stock Options granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option Price of no less than 100% of the Fair Market Value of the Common Stock as of the date of grant; and

iii. Nonqualified Stock Options granted to a person who at the time the Option is granted is not a 10% Holder shall have an Option Price determined by the Board as of the date of grant.

(c) Medium and Time of Payment. To the extent permissible by applicable law, the Option price shall be paid, at the discretion of the Board, at either the time of grant or the time of exercise of the Option (i) in cash or by check, (ii) by delivery of other common stock of the Company, provided such tendered stock was not acquired directly or indirectly from the Company, or, if acquired from the Company, has been held by the Participant for more than six months, (iii) by a Cashless Exercise Transaction, or (iv) such other form of legal consideration permitted by federal and state law as may be acceptable to the Board.

(d) Term and Exercise of Options. Any Option granted to a 10% Holder shall become exercisable over a period of no longer than five years. Any Option otherwise granted to an employee of the Company shall become exercisable over a period of no longer than ten years. No less than 20% of the shares covered by any Option granted shall become exercisable annually and no Option shall be exercisable, in whole or in part, prior to one year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten years from the date it is granted. Unless otherwise specified by the Plan Administrator in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Plan Administrator authorizes the granting of such Option. Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective option agreements may provide. During the lifetime of a Participant, the Option shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the option agreement, whether or not other installments are then exercisable.

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(e) Termination of Status as Employee, Director, or Service Provider. If Participant’s status as an employee, director, or Service Provider shall terminate for any reason, then the Participant (or if the Participant shall die after such termination, but prior to exercise, Participant’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise any vested Options, in whole or in part, at any time after such termination during the remaining term of the Option; provided, however, that the Board may specify a shorter period for exercise following termination as the Board deems reasonable and appropriate, but not shorter than six months in the event Participant’s termination was caused by permanent disability within the meaning of Section 22(e)(3) of the Code. The Option may be exercised only with respect to installments that the Participant could have exercised at the date of termination of employment. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment of a Participant with or without cause.

(f) Death of an Option Holder. If a Participant dies while employed or engaged as a director or Service Provider by the Company or an Affiliate, the portion of such Participant’s Option or Options which were exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option or Options, at any time within the remaining term of the Option, but only to the extent, that Participant could have exercised the Option as of the date of Participant’s death; provided, in any case, that the Option may be so exercised only to the extent that the Option has not previously been exercised by the Participant.

(g) Non-transferability of Option. No Option shall be transferable by the Participant, except by will or by the laws of descent and distribution.

(h) Rights as a Shareholder. A Participant shall have no rights as a shareholder with respect to any shares covered by an Option until the Exercise Date. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the Exercise Date, except as expressly provided in Article VI of the Plan.

(i) Modification, Acceleration, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422A of the Code and state law. Notwithstanding the foregoing provisions of this Section 4.3 (i), however, no modification of an Option shall, without the consent of the Participant, alter to the Participant’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(j) Investment Intent. Unless and until the issuance and sale of the shares subject to the Plan are registered under the Act, each Option under the Plan shall provide that the purchases of stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the stock have been registered under the Act, each Option shall provide that no shares shall be purchased upon the exercise of such Option unless and until (i) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the Option shall (A) give written assurances as to the knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (B) execute and deliver to the Company a letter of investment intent, all in such form and substance as the Company may require. If shares are issued upon exercise of an Option without registration under the Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such Options.

(k) Exercise Before Exercise Date. At the discretion of the Board, the Option may, but need not, include a provision whereby the Participant may elect to exercise all or any portion of the Option prior to the stated Exercise Date of the Option or any installment thereof. Any shares so purchased prior to the stated Exercise Date shall be subject to repurchase by the Company upon termination of Participant’s employment as contemplated by Sections 4.3 (e) and (f) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Plan Administrator may deem advisable.

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(l) Other Provisions. The Option agreements authorized under this Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Plan Administrator shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Act, the Exchange Act, the rules promulgated under the foregoing, or the rules and regulations of any exchange upon which the shares of the Company are listed.

4.4. Availability of Information. During the term of the Plan and any additional period during which an Option granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than 120 days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished to the shareholders of the Company.

4.5. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

4.6. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options will be used for general corporate purposes.

ARTICLE V

RESTRICTED STOCK

5.1 Eligibility. The persons who shall be eligible to receive Restricted Stock shall be executive officers, directors (employed or non-employed), Service Providers, and other key employees of the Company or any of its Affiliates as the Plan Administrator in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Plan Administrator may designate from time to time to receive Awards under the Plan. Designation of a Participant in any year shall not require the Plan Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Plan Administrator shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of Awards.

5.2 Types of Awards and Vesting Restrictions. Stock Awards and Performance Awards may, as determined by the Plan Administrator, in its discretion, constitute Performance-Based Awards. Awards granted to Participants under the Plan may be subject to a graded vesting schedule with a minimum vesting period of two years, unless otherwise determined by the Plan Administrator. Awards shall be evidenced by Award agreements in such form as the Plan Administrator may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.3 Common Stock Available Under the Plan

5.3.1 Shares Underlying Awards That Again Become Available. The following shares of Common Stock shall again become available for Awards: (1) any shares of Common Stock subject to an Award that are forfeited to the Company under Section 5.7.2 or 5.7.3 of this Plan or under the provisions of the applicable Award agreement; (2) any shares of Common Stock subject to an Award that are retained by the Company as payment of the tax withholding obligations with respect to an Award; and (3) a number of shares of Common Stock equal to the number of previously owned shares of Common Stock surrendered to the Company to satisfy tax withholding obligations with respect to an Award.

5.4 Stock Awards. The Plan Administrator is authorized to grant Stock Awards and shall, in its sole discretion, determine such Participants in the Plan who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. Each Stock Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Plan Administrator and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment or membership on the Board, as applicable, within specified periods. The Plan Administrator may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the Participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends or other distributions and to vote the shares.

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5.5 Performance Awards

5.5.1 In General. The Plan Administrator is authorized to grant Performance Awards and shall, in its sole discretion, determine such Participants who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Plan Administrator and as set forth in the Award agreement. The Plan Administrator shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number of Performance Awards that will be paid out to the Participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional, and/or individual performance.

5.5.2 Adjustment of Performance Targets. With respect to those Performance Awards that are not intended to qualify as Performance-Based Awards, the Plan Administrator shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Plan Administrator deems necessary or desirable unless at the time of establishment of goals the Plan Administrator shall have precluded its authority to make such adjustments.

5.5.3 Payout. Payment of earned Performance Awards shall be made in shares of Common Stock and shall be made in accordance with the terms and conditions prescribed or authorized by the Plan Administrator. The Plan Administrator, in its sole discretion, may permit a Participant to elect to defer the receipt of any Performance Award based upon a performance period of at least 12 months, provided that the Participant performed services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the Participant makes such deferral election. An election to defer the receipt of a Performance Award must be made no later than the date that is six months before the end of the performance period, provided that in no event may an election to defer a Performance Award be made after such Performance Award has become both substantially certain to be paid and readily ascertainable. Notwithstanding the foregoing to the contrary, a Participant shall not be permitted to elect to defer the receipt of a Performance Award unless such election complies with Code Section 409A and treasury regulations, rulings and notices of IRS issued thereunder.

5.6 Performance-Based Awards

5.6.1 In General. Certain Stock Awards and Performance Awards granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Awards may only qualify as Performance-Based Awards if at the time of grant the Plan Administrator is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder).

5.6.2 Other Performance-Based Awards. Stock Awards and Performance Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by the Plan Administrator, in its discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 5.6.3 below. With respect to such Awards intended to qualify as Performance-Based Awards:

(a) Establishment by the Plan Administrator. The Plan Administrator shall establish in writing (A) the objective performance-based goals applicable to a given period and (B) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed);

(b) No Payment or Vesting Without Certification. No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Plan Administrator certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

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(c) Restriction on the Revision of Performance Goal. After the establishment of a performance goal, the Plan Administrator shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

5.6.3 Performance Measures. The Plan Administrator may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group, or corporate financial goals; return on shareholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; sales per square foot or per hour; payroll as a percentage of sales; inventory shrink; inventory turnover; employee turnover; sales, general, and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Plan Administrator may specify, which may include or exclude any or all of the following items as the Plan Administrator may specify: extraordinary, unusual, or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Plan Administrator may specify.

5.7 Termination of Employment or Membership on the Board

5.7.1 Membership on the Board. A non-employee director’s membership on the Board is considered “terminated” in the event of their (i) Removal; (ii) not being re-nominated for membership on the Board for the next succeeding period; (iii) being nominated for membership on the Board for the next succeeding period but not being reelected for membership on the Board for such period by the Company’s shareholders; or (iv) resignation from the Board, in any such case, prior to the actual vesting or lapse of any other forfeiture restrictions, as may be determined by the Plan Administrator, in its sole discretion. “Removal” for purposes of this provision shall mean the removal of a non-employee director from the Board, with or without cause, in accordance with the Company’s Certificate of Incorporation, bylaws, or the Delaware General Corporation Laws.

5.7.2 Death or Disability. Subject to any written agreement between the Participant and the Company or any of its Affiliates, if a Participant’s employment or membership on the Board is terminated due to death or Disability:

(a) Unvested Stock Awards. All unvested Stock Awards held by the Participant on the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of their employment or membership on the Board related to Disability, as the case may be, shall immediately be forfeited as of such date; and

(b) Unvested or Unearned Performance Awards. All unearned and/or unvested Performance Awards held by the Participant on the date of the Participant’s termination of employment due to death or the date of the termination of their employment related to Disability, as the case may be, shall treated as follows:

i. Unearned and/or unvested Performance Awards with performance periods of greater than one year for which the Participant has completed a minimum of at least one year into a performance period shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the Company’s and/or Participant’s performance immediately prior to the date of the Participant’s termination of employment or membership on the Board due to death or the date of the termination of their employment or membership on the Board related to Disability on a pro-rated basis; and

ii. All other unearned and/or unvested Performance Awards shall immediately be forfeited by such Participant as of such date.

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5.7.3 Other Termination. Subject to any written agreement between the Participant and the Company or any of its Affiliates, if a Participant’s employment or membership on the Board is terminated for any reason, including without limitation, retirement, other than due to death or Disability, all unearned or unvested Awards held by the Participant on the date of the termination of their employment or membership on the Board shall immediately be forfeited by such Participant as of such date.

5.7.4 Discretionary Accelerated Vesting. Notwithstanding anything contained in the Plan to the contrary, the Plan Administrator may, in its discretion, provide that any or all unvested Stock Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of the Participant’s employment or membership on the Board shall immediately become vested as of such date.

5.8 Transferability. Each Award granted under Article V of this Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Plan Administrator, an Award may permit the transferability of such Award by a Participant solely to members of the Participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

5.9 Other Provisions. Awards granted under Article V of this Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Plan Administrator determines on the date of grant to be appropriate, including without limitation, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of vesting of Awards, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment or membership on the Board, in addition to those specifically provided for under the Plan. The Plan Administrator shall have the authority to retract or clawback any Award or other benefit granted under Article V of this Plan in case of a material restatement of the financial statements of the Company or if it is otherwise determined by the Plan Administrator that the previously granted Award was not earned by the Participant.

5.10 Withholding. All payments or distributions of Awards made pursuant to Article V of this Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state, and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to Article V of this Plan, it may require the Participant receiving such Common Stock to remit to it or to the Affiliate that employs such Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Affiliate employing the Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Affiliate, as the case may be, to the Participant receiving Common Stock, as the Plan Administrator shall prescribe. The Plan Administrator may, in its discretion, and subject to such rules as the Plan Administrator may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a Participant to pay all or a portion of the federal, state, and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

5.11 Tenure. A Participant’s right, if any, to continue to serve the Company as an executive officer, non-employee director, Service Provider, other key employee, or otherwise shall not be enlarged or otherwise affected by their designation as a Participant under the Plan.

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ARTICLE VI

ADJUSTMENT AND CHANGE IN CONTROL

6.1 Adjustment Provisions

6.1.1 Adjustment. Subject to any required action by the shareholders, the number of shares of Common Stock covered by each outstanding Award, and the price per share or number of shares thereof set forth in each such Award, shall be automatically and proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a consolidation, subdivision, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company, other than pursuant to an incentive plan approved by the Board.

6.1.2 No Right to Adjustment Except as Provided in the Plan. Except as expressly provided in this Plan, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Common Stock subject to any Award shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger or consolidation, or any issue by the Company of shares of stock.

6.1.3 Change in Common Stock. In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of this Plan.

6.1.4 No Limitation on the Company’s Right to Make Corporate Decisions. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

6.2 Change in Control

6.2.1 Accelerated Vesting. Notwithstanding any other provision of this Plan, unless otherwise provided in the applicable Award agreement, if there is a Change in Control of the Company, all unvested Restricted Stock granted under the Plan shall become fully vested immediately upon the occurrence of the Change in Control and such vested Restricted Stock shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations. The Plan Administrator shall have full discretion, notwithstanding anything herein or in an Award agreement to the contrary, with respect to an outstanding Award, upon the merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, to provide that the securities of another entity may be substituted hereunder for the shares of Common Stock and to make equitable adjustment with respect thereto.

6.2.2 Adjustment or Termination of Options. Subject to any required action by the shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Common Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause each outstanding Option to terminate on the effective date of such dissolution, liquidation, merger, or consolidation. In such event, if the entity which shall be the surviving entity does not tender to the Participant an offer, for which it has no obligation to do so, to substitute for any unexercised Option, a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Participant with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Participant, but shall not be obligated to do so, the right for a period commencing 30 days prior to and ending immediately prior to such dissolution, liquidation, merger, or consolidation or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options, without regard to the installment provisions of Section 4.3 (d) of this Plan; provided, that any such right granted shall be granted to all Option holders not receiving an offer to substitute on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such dissolution, liquidation, merger, or consolidation.

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ARTICLE VII

AMENDMENT AND TERMINATION

7.1 Amendment and Termination. Subject to Sections 7.2 and 7.3 of the Plan, the Board, upon recommendation of the Committee, or otherwise, at any time and from time to time, may amend or terminate the Plan as may be necessary or desirable to implement or discontinue this Plan or any provision thereof.

7.2 Article IV of the Plan. Except with the approval of shareholders of the Company, no such revision or amendment shall (i) reprice Options or decrease the price at which Options may be granted, (ii) materially increase the benefits to Option holders, or (iii) change the class of persons eligible to receive Options under this Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Participant thereunder. No Option may be granted while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan. Article IV of the Plan shall expire on the tenth anniversary of the Effective Date, but such expiration shall not affect the validity of outstanding Options.

7.3 Article V of the Plan. No action authorized by this Article VII shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant’s consent, except as otherwise provided for in Section 6.1. No amendment of the Plan shall, without approval of the shareholders of the Company, (i) modify the requirements as to eligibility for Awards under Article V of the Plan; or (ii) otherwise materially amend Article V of the Plan as provided in the rules of any public trading market on which shares of Common Stock are then listed or quoted. Article V of the Plan shall terminate on the tenth anniversary of the Effective Date (unless sooner terminated by the Board). No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

8.1 Section 409A of the Code

8.1.1 Compliance with the Code. Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

8.1.2 Automatic Modification of the Plan to Comply with the Code. If any provision of the Plan or an Award agreement contravenes any regulations or treasury guidance promulgated under Code Section 409A or could cause an Award to be subject to the interest and penalties under Code Section 409A, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Plan Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

8.1.3 No Acceleration if it will Result in Non-compliance with the Code. Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Code Section 409A.

8.1.4 Delay in Payment. Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Code Section 409A) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Code Section 409A.

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8.2 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

8.3 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

8.4 Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit, or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit, or proceeding that such Board member is liable for negligence or misconduct in the performance of their duties; provided that within 60 days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

8.5 Notices. Any notice, request, instruction, or other document required by the terms of this Plan shall be in writing and shall be given by personal delivery, overnight delivery, mailed by registered or certified mail, postage prepaid, with return receipt requested, or sent by electronic mail (with receipt confirmed) to the party to whom notice is to be given. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section 8.5, such notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Section 8.5, such notice shall be conclusively deemed given upon receipt and delivery or refusal. If notice is given by electronic mail transmission in accordance with the provisions of this Section 8.5, such notice shall be conclusively deemed given at the time of delivery if between the hours of 9:00 a.m. and 5:00 p.m. Pacific time on a business day (“business hours”) and if not during business hours, at 9:00 a.m. on the next business day following delivery, provided a delivery confirmation is obtained by the sender.

8.6 Headings. The section headings contained in this Plan are inserted for convenience only and will not affect in any way the meaning or interpretation of this Plan.

8.7 Governing Law. THIS PLAN, AWARDS GRANTED HEREUNDER AND ACTIONS TAKEN IN CONNECTION HEREWITH SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA (REGARDLESS OF THE LAW THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE DELAWARE PRINCIPLES OF CONFLICT OF LAWS).

8.8 Severability. In case any provision of this Plan shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

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The foregoing Equity Incentive Plan was duly adopted and approved by the Board of Directors on November 30, 2023 and approved by the shareholders of the Company on December 18, 2023.

LIMITLESS X HOLDINGS INC.

By:	Jaspreet Mathur
Its:	Chief Executive Officer

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LIMITLESS X HOLDINGS INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – DECEMBER 18, 2023 AT 1:00 PM

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Limitless X Holdings Inc. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Danielle Young and Rob Cucher proxy, with powers of substitution, for and in the names of the undersigned to attend the 2023 annual meeting of stockholders of the Company to be held at https://agm.issuerdirect.com/vybe, on Monday, December 18, 2023 beginning at 1:00 PM, Pacific Time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax, or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/VYBE
PHONE:	1-866-752-VOTE(8683)

↑ Please ensure you fold then detach and retain this portion of this Proxy ↑

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE MARK, DATE, SIGN, AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL ID:
REQUEST ID:

Proposal 1 →	FOR	WITHHOLD		
Election of Directors:				
Jaspreet Mathur	☐	☐		
Kenneth Haller	☐	☐		
Bharat Raj Mathur	☐	☐		
Amanda Saccomanno	☐	☐		
Dov Konetz	☐	☐		
Dan Fleyshman	☐	☐		
Leon Anderson	☐	☐		
Michael Braun	☐	☐		
Hassan Iddrissu	☐	☐		
Proposal 2 →	FOR	AGAINST	ABSTAIN	
To ratify the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐	
Proposal 3 →	FOR	AGAINST	ABSTAIN	
To approve and adopt the 2023 Equity Incentive Plan.	☐	☐	☐	
Proposal 4 →	EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
To approve, by non-binding "say-on-frequency" vote, how often to have or the timeline for the say-on-pay vote.	☐	☐	☐	☐
Proposal 5 →	FOR	AGAINST	ABSTAIN	
To approve, by non-binding "say-on-pay" vote, the compensation of our named executive officers.	☐	☐	☐	

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" PROPOSALS 1,2,3,5, AND VOTING "EVERY YEAR" FOR PROPOSAL FOUR, THE SAY-ON-FREQUENCY.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give the full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving the full title as such. If the signer is a partnership, please sign in partnership name by the authorized person.

Dated: ____________________, 2023

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature, if held jointly)